SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  [X]                              Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE MEXICO EQUITY AND INCOME FUND, INC.
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 17, 2015

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 17, 2015: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at www.mxefund.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (collectively, the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 17, 2015 at 9:00 AM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, for the following purposes:

1.
To elect two Class II Directors to the Fund’s Board of Directors, as follows:

(a) one Class II Director to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class; and

(b) one Class II Director to be elected by the holders of the Fund’s preferred stock, voting as a separate class;

2.
To approve an amendment to the Fund’s Articles Supplementary to provide for the redemption of the outstanding shares of the Fund’s preferred stock at the option of the Fund at a price equal to 98% of net asset value per share; and

3.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 15, 2015 as the record date for the determination of common and preferred Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual reports may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (877) 785-0376.  The Fund’s most recent annual report was mailed to Stockholders on September 29, 2015.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock or preferred stock at the close of business on October 15, 2015.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of U.S. Bancorp Fund Services, LLC by contacting U.S. Bancorp Fund Services, LLC directly at (877) 785-0376.

By Order of the Board of Directors,

Luis Calzada
Dated: November 4, 2015	Secretary

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND
MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE.
YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe, Trustee

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

THE MEXICO EQUITY AND INCOME FUND, INC.

615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202
_______________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 17, 2015
_______________________________

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 17, 2015 at 9:00 AM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock and preferred stock (collectively, the “Stockholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about November 4, 2015.

The presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of capital stock of the Fund on the record date, October 15, 2015) is necessary to constitute a quorum for the transaction of business.  For a proposal requiring a vote by holders of preferred stock voting separately as a class, the presence, in person or by proxy, of holders of preferred stock entitled to cast a majority of the votes entitled to be cast by holders of preferred stock at the Meeting is necessary to constitute a quorum for such proposal. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.proxyvote.com; by telephone by calling 1-800-690-6903; or by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” (i) the election of the nominees for Class II Directors, and (ii) the approval of the amendment to the Articles Supplementary.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies as to one or more proposals), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal (i.e. Proposal 2).  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval (i.e., Proposals 1(a) and 1(b)).  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s common stock and/or preferred stock of record on the close of business on October 15, 2015 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock so held.  On October 15, 2015, there were 7,428,915 shares of the Fund’s common stock issued and outstanding and 48,535 shares of the Fund’s preferred stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent annual report for the fiscal year ended July 31, 2015 and semi-annual report for the period ended January 31, 2015 may be obtained by visiting the Fund’s website at www.mxefund.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (877) 785-0376.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s most recent annual report was mailed to Stockholders on or about September 29, 2015.

Required Vote for Adoption of Proposals.

Proposal 1(a) (to elect one Class II Director, which Director is to be elected by the holders of the Fund’s preferred stock and common stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2018 or until his successor has been duly elected and qualified) requires the affirmative vote of a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast at the Meeting by the holders of the Fund’s preferred stock and common stock, in person or by proxy, on such Proposal, provided a quorum is present.  All of the outstanding shares of the Fund’s common stock and preferred stock will vote together as a single class.

Proposal 1(b) (to elect one Class II Director, which Director is to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2018 or until his successor has been duly elected and qualified) requires the affirmative vote of a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast at the Meeting by the holders of the Fund’s preferred stock, in person or by proxy, on such Proposal, provided a quorum is present.  All of the outstanding shares of the Fund’s preferred stock will vote together as a separate class.

Proposal 2 (to approve an amendment to the Fund’s Articles Supplementary to provide for the redemption of the outstanding shares of the Fund’s preferred stock at the option of the Fund at a price equal to 98% of net asset value per share) requires the affirmative vote of a majority of the outstanding shares of the Fund’s preferred stock voting as a separate class and the affirmative vote of a majority of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class, in person or by proxy, on such Proposal, provided a quorum is present.

SUMMARY OF PROPOSALS

The Proposals described in this Proxy Statement and the Classes to which they apply are set forth below:

PROPOSAL	AFFECTED CLASS(ES)
	Common Stock	Preferred Stock
Proposal 1(a) – To elect one Class II Director to the Fund’s Board of Directors (Rajeev Das)	Common Stockholders, voting together with the Preferred Stockholders as a single class	Preferred Stockholders, voting together with the Common Stockholders as a single class
Proposal 1(b) – To elect one Class II Director to the Fund’s Board of Directors (Richard Abraham)	N/A	Preferred Stockholders, voting as a separate class
Proposal 2 - Approval of an Amendment to the Articles Supplementary	Common Stockholders, voting together with the Preferred Stockholders as a single class	Preferred Stockholders, voting as a separate class

PROPOSALS 1(A) AND 1(B):  ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered.  The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years.  Each year the term of office of one Class expires.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Board of Directors has nominated Rajeev Das to be elected by the holders of the Fund’s preferred stock and common stock, voting together as a single class, and Richard Abraham to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve as Class II Directors of the Fund.  Mr. Das currently serves on the Board of Directors.  Previously, Mr. Das had been elected by the Fund’s preferred stockholders.  Mr. Abraham currently does not serve on the Board of Directors and has been nominated by the preferred stockholders to serve as a Class II Director.  Andrew Dakos who was last elected as a Class II Director by the preferred stock and common stock, voting together as a single class, has chosen not to stand for re-election.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each Class II Director shall be elected by a plurality of the shares of the respective class or classes voting at the Meeting.

At the Meeting, the holders of the Fund’s preferred stock and common stock, voting together as a single class, will be asked to vote for the election of Mr. Das as a Class II Director, while the holders of the Fund’s preferred stock, voting as a separate class, will be asked to vote for the election of Mr. Abraham as a Class II Director.  If elected, Mr. Das and Mr. Abraham will each serve until the year the Fund’s annual meeting of Stockholders in 2018 or until each of their respective successors are duly elected and qualified.  If elected, Mr. Das and Mr. Abraham have each consented to serve as Director of the Fund until his successor is duly elected and qualified.

       The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Mr. Das and Mr. Abraham.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Mr. Das and Mr. Abraham should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Mr. Das must be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s preferred stock and common stock, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for such Director.

Mr. Abraham must be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s preferred stock, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for such Director.

Directors and Officers

Set forth below are the Directors, nominees for Director and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 15, 2015.

Messrs. Abraham, Dakos, Das, Goldstein and Goodstein are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).  Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act (an “Interested Director”) because he serves as the Fund’s Chief Compliance Officer.  Ms. Pichardo is also considered an Interested Director of the Fund because of her affiliation with Pichardo Asset Management S.A. de C.V., the Fund’s investment advisor (the “Adviser”), located at Paseo de Tamarindos 45-201 Colonia Bosques de las Lomas Delegacion Cuajimalpa Mexico DF, 05120 and her position as an officer of the Fund.

Independent Director Nominees

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years

Richard Abraham	Independent Director, Nominee	N/A	Since 1998, Mr. Abraham has been self employed as a securities trader.	N/A	None
Class II Directors serving until the Year 2015 Annual Meeting of Stockholders:
Rajeev Das(4) (46)	Independent Director	2015; since 2001	Since 2004, Mr. Das has been a principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds. Head Trader of Bulldog Investors, LLC, the investment adviser to the Special Opportunities Fund, Inc., since its inception in 2009. Treasurer of Special Opportunities Fund, Inc., from 2009-2014.	1	None

Class II Director (Not Standing for Re-Election)
Andrew Dakos(4) (49)	Independent Director, Audit Committee Chairman	2015; since 2001

Since its inception in 2009, Mr. Dakos has been a member of Bulldog Investors, LLC, the investment adviser of Special Opportunities Fund, Inc. and the Bulldog Investors group of funds. He is also a member of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1999-2012, Mr. Dakos was a member of the general partners of several private funds in the Bulldog Investors group of funds and in 2012 became a member of Bulldog Holdings, LLC, which became the sole owner of such general partners. Chief Compliance Officer of Bulldog Investors, LLC from 2009-2012.

			1	Director, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.); Director, Special Opportunities Fund, Inc.; Director, BDCA Venture, Inc.; Director, Brantley Capital Corporation (until 2013).

Class I Directors serving until the Year 2017 Annual Meeting of Stockholders:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years

Phillip Goldstein(4) (70)	Independent Director, Chairman	2017; since 2000	Since its inception in 2009, Mr. Goldstein has been a member of Bulldog Investors, LLC, the investment adviser of Special Opportunities Fund, Inc. and the Bulldog Investors group of funds. He is also a member of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. From 1992-2012, Mr. Goldstein was a member of the general partners of several private funds in the Bulldog Investors group of funds and in 2012 became a member of Bulldog Holdings, LLC, which became the sole owner of such general partners.	1
Chairman, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.); Director, MVC Capital Inc.; Chairman, Special Opportunities Fund, Inc.; Chairman, Brantley Capital Corporation (until 2013); Director, ASA Ltd. (until 2013); Director, Korea Equity and Income Fund, Inc. (until 2012).

Maria Eugenia Pichardo(2)(4) (63)	Interested Director; President	2017; Director since 2010; President since 2004	Portfolio Manager of the Fund since the Fund’s inception; President and General Partner, Pichardo Asset Management, S.A. de C.V., since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 to 2002.	1	None

 Class III Directors serving until the Year 2016 Annual Meeting of Stockholders:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years
Glenn Goodstein(4) (51)	Independent Director	2016; since 2001	Registered investment adviser; held numerous executive positions with Automatic Data Processing until 1996.	1	None

Gerald Hellerman(3)(4) (77)	Interested Director and Chief Compliance Officer	2016; Director since 2001	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013).	1

Director, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.); Director, Ironsides Partners Opportunity Offshore Fund Ltd.; Director, MVC Capital, Inc.; Director, Special Opportunities Fund, Inc.; Director, BDCA Venture, Inc.

Officers

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Gerald Hellerman (see biography above)	--	--	--

Mario Alberto Gonzalez(4) (57)	Chief Financial Officer	Since 2015	Chief Executive Officer, Pichardo Asset Management, S.A. de C.V. from April 2015 to present; Chief Financial Officer, Farmocos Nacionales from 2009 to April 2015.

Luis Calzada(4) (49)	Secretary	Since 2011	Administrative and Compliance Director, Pichardo Asset Management, S.A. de C.V.

Maria Eugenia Pichardo (see biography above)	--	--	--
_________

(1)	The Fund Complex is comprised of only the Fund.
(2)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.
(3)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer.
(4)	The address for all Directors and officers of the Fund is The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board currently does not have a formal diversity policy in place.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in one or more of the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of October 15, 2015 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

Richard Abraham.
Mr. Abraham is a nominee for appointment to the Board of Directors of the Fund.  Mr. Abraham graduated magna cum laude with a degree in accounting and finance from the Wharton School of Business at the University of Pennsylvania.  Mr. Abraham worked for 10 years as a computer systems analyst as an independent consultant.  Mr. Abraham worked for 7 years as a currency trader and manager for the Professional Edge Fund on the floor of The Philadelphia Stock Exchange.  Mr. Abraham is currently self-employed as a securities trader.

Andrew Dakos.
Mr. Dakos has been a Director of the Fund since 2001.  Mr. Dakos has over 15 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of seven private investment partnerships, and is a member of Bulldog Investors, LLC, which serves as the investment adviser of such private investment partnerships and Special Opportunities Fund, Inc.  Mr. Dakos is also a director of one other closed-end fund, a specialty finance company, and a business development company.

Rajeev Das.
Mr. Das has been a Director of the Fund since 2001.  He has over 10 years of investment management experience and currently serves as the Head of Trading for Bulldog Investors, LLC, which serves as the investment adviser of seven private investment partnerships in the Bulldog group of funds.  Mr. Das is currently the vice-president of a closed-end fund, where he previously served as a director.

Phillip Goldstein.
Mr. Goldstein has been a Director of the Fund since 2000.  Mr. Goldstein has over 20 years of investment management experience. He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of seven private investment partnerships, and is a member of Bulldog Investors, LLC, which serves as the investment adviser of such private investment partnerships and Special Opportunities Fund, Inc.  Mr. Goldstein is also a director of one other closed-end fund, one business development company, and a specialty finance company.

Glenn Goodstein.
Mr. Goodstein has been a director of the Fund since 2001.  Mr. Goodstein is a registered investment adviser with over 10 years of investment management experience.  Prior to entering the investment management field, he spent 10 years in various management and executive positions with Automatic Data Processing, a NYSE-traded company.

Gerald Hellerman.
Mr. Hellerman has been a Director of the Fund since 2001 and its Chief Compliance Officer since 2004.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the SEC and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant from 1993-2014.

Maria Eugenia Pichardo.
Ms. Pichardo has been a Director of the Fund since 2010.  She is also the President of the Fund and has served as the portfolio manager of the Fund since its inception.  Ms. Pichardo has served as the president and general partner of the Adviser since 2003.  Ms. Pichardo has more than 25 years of financial expertise, including serving as managing director of an investment bank and the portfolio manager of several funds.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Leadership Structure, Composition and Responsibilities.  The Board is responsible for overseeing the management of the Fund.  The Board also elects the Company’s officers who conduct the daily business of the Fund.  The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.  The Directors interact directly with the Chairman of the Board, each other as Directors and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate.  Each Director was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills as described above.

Currently the Board is comprised of six individuals, two of whom, Mr. Hellerman and Ms. Pichardo, are considered “interested persons” of the Fund within the meaning of the 1940 Act.  The Chairman of the Board, Mr. Goldstein, is an Independent Director.  Andrew Dakos, currently a Director of the Fund has chosen not to stand for re-election.  Richard Abraham has been nominated by the preferred stockholders to serve as a Director, which is up for approval at this Annual Meeting.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  Based on each Director’s experience and expertise with closed-end funds the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating Committee and Valuation Committee.  The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Chief Financial Officer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  For the fiscal year ended July 31, 2015, the Fund paid each of its Directors who is not a director, officer or employee of the Adviser, U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof a fee of $35,000 plus $500 for each special telephonic meeting attended.  As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $6,000, and the Nomination Committee Chairman will receive $2,000.  For serving as the Fund’s Chief Compliance Officer during the fiscal year ended July 31, 2015, Mr. Hellerman received from the Fund a fee for annual compensation of $40,000 prior to January 1, 2015 and $45,000 after January 1, 2015.  In addition to the aforementioned fees paid to Directors, the Fund reimburses Directors for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board.

The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended July 31, 2015.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.

Name of Person	Position	Director Since	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors(1)
Phillip Goldstein	Independent Director	2000	$38,500	None	None	$38,500
Glenn Goodstein	Independent Director	2001	$35,500	None	None	$35,500
Andrew Dakos	Independent Director	2001	$39,500	None	None	$39,500
Rajeev Das	Independent Director	2001	$33,500	None	None	$33,500
Gerald Hellerman	Interested Director(2)	2001	$76,417(4)	None	None	$76,417(4)
Maria Eugenia Pichardo	Interested Director(3)	2010	None	None	None	None

______________
(1)	The Fund Complex is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer.
(3)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.
(4)	Includes a $42,917 fee paid to Mr. Hellerman for his service as Chief Compliance Officer of the Fund.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership. To the knowledge of the Fund’s management, as of October 15, 2015, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock and none of the shares of the Fund’s preferred stock; provided, however, that Richard Abraham, the nominee Director, beneficially owned as of such date, approximately 33.5% of the Fund’s preferred stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 15, 2015.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1)
Richard Abraham	Nominee	Over $100,000	Over $100,000
Andrew Dakos	Independent Director, Audit Committee Chairman	None	None
Phillip Goldstein	Independent Director, Chairman of the Board	$50,001-$100,000	$50,001-$100,000
Rajeev Das	Independent Director, Nominee	$1-$10,000	$1-$10,000
Glenn Goodstein	Independent Director	None	None
Gerald Hellerman(2)	Interested Director, Chief Compliance Officer	None	None
Maria Eugenia Pichardo(3)	Interested Director, President	None	None
Luis Calzada	Secretary	None	None
Mario Alberto Gonzalez	Chief Financial Officer	None	None

_____________

(1)	The Family of Investment Companies is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer.
(3)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.

Director Transactions with Fund Affiliates.  As of July 31, 2015, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK AND COMMON STOCK VOTE “FOR” THE ELECTION OF RAJEEV DAS AND THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” THE ELECTION OF RICHARD ABRAHAM AS CLASS II DIRECTORS OF THE FUND.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE FUND’S ARTICLES SUPPLEMENTARY TO PROVIDE FOR THE REDEMPTION OF THE OUTSTANDING SHARES OF THE FUND’S PREFERRED STOCK AT THE OPTION OF THE FUND AT A PRICE EQUAL TO 98% OF NET ASSET VALUE PER SHARE

The Board of Directors is seeking approval from the Fund’s preferred stockholders, voting as a separate class, and from the Fund’s common and preferred stockholders, voting together as a single class, to amend the Fund’s Articles Supplementary (as defined below) to retire all of the preferred stock by providing for the redemption of the outstanding preferred shares at the option of the Fund at a price equal to 98% of net asset value per share of preferred stock to permanently eliminate the Fund’s preferred stock, as determined on a date to be designated by the Board of Directors.

As of March 22, 2013, the preferred shares were delisted from the NYSE and are currently trading over the counter.  For the following reasons, the Board believes that providing preferred stockholders with a cash redemption would be beneficial to all stockholders and the Fund as a whole: (i) so few preferred shares currently remain outstanding; (ii) the intent of the Board, as disclosed to investors, was for the preferred shares to be a temporary solution to a long-term capital gain issue within the Fund; (iii) the preferred shares now trade on a secondary market with unpredictable and thin volume; and (iv) having a second class of stock increases accounting, administrative and legal fees to the Fund.

As of October 26, 2015, the common stock of the Fund traded at a 14.71% discount to NAV. Although the last trade was recorded in May 2015, the preferred shares trade at a similar discount to NAV. By providing a cash redemption of 98% of NAV, preferred stockholders will receive greater value than they could receive in the secondary market. In addition, the redemption of the preferred shares will involve accounting, administrative and legal fees to the Fund, for which the 2% gap will provide some coverage.  In general, the Board’s intention is to provide preferred stockholders with as much value as possible while minimizing the effect on and cost to stockholders and the Fund as a whole.

The Board believes that the preferred shares are unnecessary to the Fund’s existence and that it is in the best interests of the Fund and its stockholders to retire them.  As of October 15, 2015, Mr. Richard Abraham, who currently is a nominee for the Board of Directors, owned approximately 33.5% of the Fund's preferred stock.  Mr. Abraham has indicated to the Board that he supports Proposal 2 and intends to vote his shares in favor of such proposal.

On November 4, 2005, the Fund enacted its Articles Supplementary, reclassifying 2,000,000 shares of common stock as shares of preferred stock (the “Articles Supplementary”).  The Board of Directors now believes that it is in the best interests of the Fund and its stockholders to amend the Fund’s Articles Supplementary to retire all of the preferred stock by providing for the redemption of the outstanding preferred shares at the option of the Fund at a price equal to 98% of net asset value per share of preferred stock as determined on a date to be designated by the Board of Directors.

On January 7, 2006, pursuant to a rights offering, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share to stockholders that exercised their rights to purchase such preferred stock in order to raise cash to permit the Fund to meet its distribution requirements of capital gains realized in an effort to avoid an excise tax and meet its Subchapter M requirements and to avoid having to sell portfolio securities which would have had the effect of further decreasing the Fund’s assets to invest and would have resulted in additional realized capital gains the following year and, perhaps, for subsequent years thereafter.  Upon the issuance of the preferred stock, the Fund stated in the Articles Supplementary that it would conduct a series of tender offers for the preferred stock on a semi-annual basis, on dates to be determined by the Board of Directors, in which 25% of the issued and outstanding preferred stock could be tendered to the Fund.  The Articles Supplementary state that each stockholder participating in a tender offer may have his or her tendered shares of preferred stock repurchased by the Fund in kind for portfolio securities having a value equal to 99% of net asset value as determined, with respect to each tender offer, on a date designated by the Board of Directors.

The Fund commenced tender offers on October 22, 2007, May 30, 2008, November 24, 2008 and July 13, 2009, to purchase shares of its preferred stock in exchange for the Fund’s portfolio securities at a value equal to 99% of the Fund’s net asset value per preferred share.  On October 28, 2009, the Fund offered to its preferred stockholders a voluntary conversion of their preferred shares into common shares on a one-to-one basis.  As a result of these tender offers and the voluntary conversion, only 48,535 shares or approximately 3% of the initially issued 1,429,336 preferred shares remain outstanding as of August 31, 2015.  On October 21, 2010, the Fund sent a letter to its preferred stockholders reminding them of the right to request the conversion of their shares of preferred stock to shares of the Fund’s common stock, at the sole discretion of the preferred stockholders (the “Conversion”), with the intent being to retire the entire class of preferred stock.  The Board determined that the Conversion was in the best interest of the Fund and its stockholders because so few preferred shares currently remain outstanding, and the Board was concerned that the preferred shares might be delisted from the NYSE.  The Board subsequently rescinded the Conversion letter due to the fact that a number of preferred stockholders indicated their intent not to effect the Conversion for their shares.

        The amended Articles Supplementary are attached hereto in their entirety as Exhibit A and, in the event of the approval of Proposal 2 at the Meeting, shall be effective upon the filing of the same in the State of Maryland.  The Board of Directors hereby submits the Amended Articles Supplementary to the stockholders for their consideration and approval.

Required Vote. The approval of the amendment of the Fund’s Articles Supplementary requires the affirmative vote of a majority of the outstanding shares of the Fund’s preferred stock voting as a separate class and the affirmative vote of a majority of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class, in person or by proxy, on such Proposal, provided a quorum is present.  Abstention and broker non-votes will be counted as votes against approving the amendment to the Articles Supplementary.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK AND COMMON STOCK VOTE “FOR” THE AMENDMENT TO THE ARTICLES SUPPLEMENTARY.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” PROPOSAL 2.

Additional Information about the Board of Directors

Board Meetings and Committees.

During the fiscal year ended July 31, 2015, each present Director and nominee for Director (other than Mr. Abraham) attended all meetings of the Board and of the Committees of which he or she is a member, held since his or her respective election.  During the fiscal year ended July 31, 2015, the Board met six times.

Audit Committee.  The Board has established an Audit Committee that acts pursuant to a written charter and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) to approve, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the Fund’s financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The current members of the Audit Committee are Messrs. Dakos, Das, Goldstein and Goodstein, each of whom is an Independent Director.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  During the fiscal year ended July 31, 2015, the Audit Committee met two times.

Nominating Committee.  The Board has established a Nominating Committee whose responsibilities are generally to seek and review candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate.

The current members of the Nominating Committee are Messrs. Dakos, Das, Goldstein and Goodstein.  None of the members is an “interested person” within the meaning of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  During the fiscal year ended July 31, 2015, the Nominating Committee met one time.

In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount or that each candidate must possess specific qualities or skills.  In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not such person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not such person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser or other service providers or their affiliates; (iii) whether or not such person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) such person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of such person’s experience with the experience of other Board members; and (vi) the extent to which such person would be a desirable addition to the Board and any committees thereof.

It is the policy of the Nominating Committee to consider nominees recommended by Stockholders and so long as the Stockholders properly submit their recommendations in accordance with the requirements contained in the section entitled “Stockholder Proposals” below.

Valuation Committee.  The Board has also established a Valuation Committee.  Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities. This review shall include a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.  The Valuation Committee consists of the four Independent Directors, Messrs. Dakos, Das, Goldstein and Goodstein.  Mr. Dakos serves as the Chairman of the Valuation Committee.  The Valuation Committee did not meet during the fiscal year ended July 31, 2015.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait, Weller”) audited the Fund’s financial statements for the fiscal year ended July 31, 2015 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2016.

It is expected that representatives of Tait, Weller will not be present at the Meeting but will be available by telephone should any matter arise at the Meeting requiring their presence.

Fees.  The following table sets forth the aggregate fees billed by Tait, Weller for the fiscal years ended July 31, 2015 and July 31, 2014 for professional services rendered to the Fund.

	Aggregate Total for Fiscal Year Ended July 31, 2015	Aggregate Total for Fiscal Year Ended July 31, 2014
Audit Fees	$29,500	$28,000
Audit-Related Fees	None	None
Tax Fees	$3,300	$3,200
All Other Fees	None	None

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

For the fiscal years ended July 31, 2015 and July 31, 2014, there were no fees billed by Tait, Weller for “audit-related” services provided to the Fund.  Fees included in the “audit-related fees” category would consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait, Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended July 31, 2015 and July 31, 2014, there were no fees billed by Tait, Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait, Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait, Weller’s full-time, permanent employees.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2015 and July 31, 2014, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2015 and July 31, 2014 on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

All of the services performed by Tait, Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal years ended July 31, 2015 and July 31, 2014, the aggregate fees billed by Tait, Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	July 31, 2015	July 31, 2014
Fund	None	None
Adviser	None	None

The Audit Committee has considered and determined that the services provided by Tait, Weller are compatible with maintaining Tait, Weller’s independence.  The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements.

       Audit Committee Pre-Approval.  The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  The Audit Committee Charter can be found on the Fund’s website at http://www.mxefund.com/corporate_governance.html.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report.  The Audit Committee has met and held discussions with management of the Fund, the Administrator, and Tait, Weller.  Tait, Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management of the Fund, the Administrator and Tait, Weller.  The Audit Committee also discussed with Tait, Weller matters required to be discussed by Statement on Auditing Standards No. 61.

Tait, Weller also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Tait Weller its independence, in light of the services Tait, Weller is providing.

Based upon the Audit Committee’s discussion with management of the Fund, the Administrator and Tait, Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait, Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2015 filed with the SEC.

Respectfully submitted,

Andrew Dakos, Chairman,
Rajeev Das
Phillip Goldstein and
Glenn Goodstein

Other Information

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of August 31, 2015, 5% or more of the common stock or preferred stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	City of London Investment Management Company Limited 77 Gracechurch Street, London, England United Kingdom, EC3V 0AS	2,362,152**	31.59%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	753,735**	10.08%
Preferred Stock	Richard Abraham 143 Colfax Road Havertown, PA 19083	16,183***	33.34%
________

*	Percent of class is based on the number of shares of common stock or preferred stock of the Fund outstanding as of August 31, 2015.

**	As reported to the SEC for the period ended August 31, 2015 on Schedule 13G.

***	As reported to the SEC for the period ended August 31, 2015 on Schedule 13D.

Stockholder Proposals.  The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposals to be considered at the Fund’s annual meeting of Stockholders in 2016 should send such proposals to the Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on July 14, 2016 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”).  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Bylaws, as in effect from time to time.

In order for a Stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the annual meeting of Stockholders in 2016, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, no later than the close of business on August 17, 2016.

Solicitation of Proxies.  Your vote is being solicited by the Directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Board has authorized the officers of the Fund to engage a proxy solicitation service, so long as the expense to the Fund is no greater than $20,000, if such officers determine it to be necessary and appropriate to do so.  The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock and preferred stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock and preferred stock.

The Directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 17, 2015: The Notice of Annual Meeting of Stockholders and
Proxy Statement are Available on the Internet at www.mxefund.com.

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.  Stockholders may contact Fund management at The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

By order of the Board,

Luis Calzada
Dated: November 4, 2015	Secretary

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO
COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Exhibit A

THE MEXICO EQUITY AND INCOME FUND, INC.
ARTICLES OF AMENDMENT TO THE ARTICLES SUPPLEMENTARY

The Mexico Equity and Income Fund, Inc., a Maryland corporation hereby certifies to the State Department of Assessment and Taxation of Maryland that the Articles Supplementary of the corporation is hereby amended as follows:

Subsection(a)(iv)(G) shall be replaced in its entity with the following language:

(G) The Corporation shall have no other rights of repurchase or redemption with respect to the preferred stock, except as set forth above and in subsection (vii).

The following subsection shall be added to Article IV

(vii)           REDEMPTION

(A)           The Board may, in its sole discretion, redeem all but not less than all of the then outstanding shares of its preferred stock at a price per share equal to 98% of NAV per share, on a date to be determined by the Board.  The Corporation shall provide no less than 30 days notice to the holders of the preferred stock that, the shares will be redeemed.

(B)           Notice of any redemption pursuant to this subsection shall be sent by or on behalf of the Corporation prior to the date specified for redemption in such notice, by first class mail, postage prepaid, to all holders of record of the preferred stock at their last addresses as they shall appear on the books of the Corporation; provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the preferred stock except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective.  In addition to any information required by law, such notice shall state: (i) the redemption date, (ii) the redemption price, and (iii) the procedures that the holders must follow to redeem such shares.

(C)           If notice has been mailed in accordance with this subsection and provided that the Corporation pays, or sets aside for payment, the applicable redemption price, on or before the redemption date specified in such notice, then, from and after the redemption date, said shares shall no longer be deemed to be outstanding and shall not have the status of shares of preferred stock, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease.  Upon surrender, in accordance with said notice, any shares so redeemed shall be redeemed by the Corporation at the redemption price.

(D)           If the Corporation shall not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of the preferred stock in accordance with this subsection, the Corporation shall redeem on such redemption date the number of shares of preferred stock for which it shall have legally available funds, or is otherwise able, to redeem ratably from each holder thereof, and the remainder of the shares of preferred stock shall be redeemed on the earliest practicable date on which the Corporation shall have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon notice of redemption.

This amendment of the Articles Supplementary of the Corporation has been approved by the directors and shareholders.

We, the undersigned President and Secretary, swear under penalties of perjury that the foregoing is a corporate act.

___________________________	_____________________________
Luis Calzada Secretary	Maria Eugenia Pichardo President

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M97119-P70250	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends a vote FOR the following:

1.     To elect the below-named nominees as Class II Directors to hold office for the time period relating to such nominee's class and until his/her successor has been duly elected and qualified.
		For All □	Withhold All □	For All Except □	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. __________________________________

01)   Rajeev Das
02)   Richard Abraham

     2.    To approve an amendment to the Fund's articles supplementary to provide for the redemption of the outstanding shares of the Fund's preferred stock at the option of the Fund at a price equal to 98% of net asset value per share.

     3.      To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

					For □	Against □	Abstain □
Signature(s) should be exactly as your name or names appearing on this proxy. If shares are held jointly, each stockholder is requested to sign, but only one signature is required. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on December 17, 2015: The Notice of Annual Meeting of Stockholders and
Proxy Statement is available on the Internet at www.mxefund.com

M97120-P70250

The Mexico  Equity and Income Fund, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME FUND, INC.'S BOARD OF
DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2015.

The undersigned hereby appoints Gerald Hellerman and Phillip Goldstein and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") to be held on Thursday, December 17, 2015 at 9:00 a.m. Central Time, at the office of U.S. Bancorp, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202 or at any adjournment or postponement thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the matter stated on the reverse side.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions herein with respect to the election of a Class II Director.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS  GIVEN ON THE PROXY CARD. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(To be dated and signed on reverse side)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M97121-P70250	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends a vote FOR the following:

1.     To elect the below-named nominee as Class II Director to hold office for the time period relating to such nominee's class and until his successor has been duly elected and qualified.
		For All □	Withhold All □	For All Except □	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. __________________________________

01)   Rajeev Das

     2.    To approve an amendment to the Fund's articles supplementary to provide for the redemption of the outstanding shares of the Fund's preferred stock at the option of the Fund at a price equal to 98% of net asset value per share.

     3.      To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

					For □	Against □	Abstain □
Signature(s) should be exactly as your name or names appearing on this proxy. If shares are held jointly, each stockholder is requested to sign, but only one signature is required. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on December 17, 2015: The Notice of Annual Meeting of Stockholders and
Proxy Statement is available on the Internet at www.mxefund.com

M97122-P70250

The Mexico  Equity and Income Fund, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME FUND, INC.'S BOARD OF
DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2015.

The undersigned hereby appoints Gerald Hellerman and Phillip Goldstein and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") to be held on Thursday, December 17, 2015 at 9:00 a.m. Central Time, at the office of U.S. Bancorp, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202 or at any adjournment or postponement thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the matter stated on the reverse side.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions herein with respect to the election of a Class II Director.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS  GIVEN ON THE PROXY CARD. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(To be dated and signed on reverse side)